UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2016

Differential Brands Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

1231 S. Gerhart Avenue, Commerce, California	90022
(Address of Principal Executive Offices)	(Zip Code)

(323) 890-1800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On May 16, 2016, Differential Brands Group Inc. (the “Company” or “Differential”) issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference regarding its financial statements to be included in its Quarterly Report on Form 10-Q for the period ended March 31, 2016 to be filed with the Securities and Exchange Commission on May 16, 2016.

The information, including Exhibit 99.1 attached hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously reported, on January 28, 2016, the Company completed the acquisition (the “Merger”) of all of the outstanding equity interests of RG Parent LLC and its subsidiaries (“RG”), as contemplated by the Agreement and Plan of Merger, dated as of September 8, 2015, by and among RG, JJ Merger Sub, LLC and the Company. For accounting purposes, the Merger has been accounted for as a reverse merger and recapitalization, and RG has been deemed the accounting acquirer. As a result, RG’s financial statements have become the historical financial statements of the Company and the Company’s future periodic filings will reflect RG’s historical results of operations and financial condition shown for comparative purposes. Moreover, in connection with the Merger, effective January 28, 2016, Differential has changed its fiscal year from November 30 to December 31.

Prior to the Merger, Citrin Cooperman & Company, LLP (“Citrin”) was RG’s independent public registered accounting firm and audited its financial statements for the fiscal years ended December 31, 2015 and 2014, and Moss Adams LLP was Differential’s independent registered public accounting firm and audited its financial statements for the fiscal years ended November 30, 2015 and November 30, 2014. On May 12, 2016, the audit committee of the Company’s board of directors (the “Audit Committee”): (i) dismissed Citrin from its role as independent registered public accounting firm, effective May 12, 2016; and (ii) approved the engagement of Moss Adams (the Company’s legacy independent registered public accounting firm) as the post-Merger Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, effective May 12, 2016.

(a)         Dismissal of Citrin

As discussed above, on May 12, 2016, following the consummation of the Merger, we dismissed Citrin from its role as independent registered public accounting firm. The decision to dismiss Citrin was made by the Audit Committee. Citrin’s reports on RG’s financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during the fiscal years ended December 31, 2015 and December 31, 2014 and in the interim period between January 1, 2016 and May 12, 2016, (i) there were no disagreements with Citrin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which subject matter of the disagreements, if not resolved to Citrin’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Amendment No. 1 to the Company’s Current Report on Form 8-K filed with the SEC on March 30, 2016 included in Exhibit 99.1 certain financial statements of RG audited by Citrin for the fiscal years ended December 31, 2015, 2014 and 2013, which preceded the Merger consummated on January 28, 2016. Citrin is not, and has never been, associated with the financial statements of the post-Merger Company.

The Company has provided Citrin with a copy of the foregoing disclosures and requested that Citrin furnish a letter addressed to the SEC stating whether it agrees with the above statements made by the Company. A copy of such letter, dated May 16, 2016, is filed as Exhibit 16.1 to this current report on Form 8-K and incorporated herein by reference.

(b)         Engagement of Moss Adams

As discussed above, on May 12, 2016, we engaged Moss Adams as the Company’s independent registered public accounting firm, based on the Audit Committee’s approval. Moss Adams was the independent registered public accounting firm that audited Differential’s financial statements for the fiscal years ended November 30, 2015 and 2014. Thus, although the Audit Committee appointed Moss Adams as a formal matter due to changes resulting from the Merger, Moss Adams has not resigned, declined to stand for re-election or been dismissed from its position as the Company’s principal accountant.

During the years ended December 31, 2015 and 2014, periods over which RG’s financial statements were audited by Citrin, and during the interim period between January 1, 2016 and May 12, 2016, neither Differential nor anyone acting on its behalf consulted with Moss Adams regarding RG’s financial statements, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on RG’s financial statements, and neither a written report was provided to RG or oral advice was provided that Moss Adams concluded was an important factor considered by RG in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Citrin Cooperman & Company, LLP to the Securities and Exchange Commission.
99.1	Press Release dated May 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIFFERENTIAL BRANDS GROUP INC.

(Registrant)

Date: May 16, 2016	By:	/s/ Hamish Sandhu
Hamish Sandhu
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Citrin Cooperman & Company, LLP to the Securities and Exchange Commission.
99.1	Press Release dated May 16, 2016.